UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                               http://www.sec.gov

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

                    For the Period Ended:  December 7, 2010

          (Date of Earliest Transaction Associated with this Report:
                                December 7, 2010)

                       DISTRIBUTION MANAGEMENT SERVICES, INC.
              (Exact Name of Registrant as Specified in its Charter)

                Florida                  0-27539             65-0574760
       (State of Incorporation)   (Commission File Number)   (IRS FEIN)

                               2171 Monroe Avenue
                                   Suite 204
                         Rochester, New York  14618
                   (Address of Principal Executive Office)

                                (877) 383-7396
                       (Registrant's Telephone Number)

     This Form 8-K filing is NOT intended to simultaneously satisfy written communications pursuant to Rule 425 under the Securities Act, soliciting material pursuant to Rule 14a-12 under the Exchange Act, pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act, pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ANY INVESTMENT IN OUR SECURITIES REPRESENTS A HIGH DEGREE OF RISK.  DO NOT
INVEST IN OUR SECURITIES UNLESS YOU ARE PREPARED TO, AND CAPABLE OF, LOSING YOUR ENTIRE INVESTMENT. ANY STATEMENT OR REPRESENTATION TO THE CONTRARY BY ANY PERSON IS A CRIMINAL VIOLATION OF U. S. FEDERAL SECURITIES LAWS. WE ENCOURAGE YOU TO CONSULT WITH A LICENSED INVESTMENT ADVISOR OR OTHER LICENSED LEGAL OR FINANCIAL PROFESSIONAL PRIOR TO INVESTING IN OUR SECURITIES.

NOTHING IN THIS REPORT SHOULD BE CONSIDERED TO SELL, OFFER TO SELL, BUY, OR OFFER TO BUY ANY SECURITIES OF THE ISSUER.

                 NOTICE OF ADVICE OF FORWARD-LOOKING STATEMENTS.

     Some of the statements we are making in various sections or items of this report are subjective and written in our favor. We consider these types of statements to be "forward-looking." Consequently, we are claiming "safe harbor" for these statements. Please refer to Section 27A of the Securities Act of 1933 (15 U. S. C. 77z-2) and Section 21E of the Securities Exchange Act of 1934 (15 U. S. C. 78u-5) for additional definitions and information on forward-looking statements and eligibility by any Registrant for safe harbor.

     The forward-looking statements of which we speak to ARE NOT HISTORIC FACTS; rather, these statements are based upon OPINIONS AND ESTIMATES OF OUR SENIOR EXECUTIVE MANAGEMENT and ARE ONLY VALID ON THE DATE WE MAKE SUCH STATEMENTS. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT MADE BY OUR SENIOR EXECUTIVE MANAGEMENT ON THE DATE ANY SUCH STATEMENT IS OR WAS MADE. WE MAY BE OVERLY OPTIMISTIC IN OUR STATEMENTS TO YOU ABOUT OUR BELIEFS AND EXPECTATIONS OF ANY PLAN OR EVENT ASSOCIATED WITH THESE FORWEARD-LOOKING STATEMENTS. These forward-looking statements may be identified by words we use, like "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate," "contemplate," "prospective," "attempt," "propose," and similar expressions or terms, any of which imply our use of a forward-looking statement.

     WE ADVISE YOU TO NOT PLACE TOO MUCH INFLUENCE OR RELIANCE ON ANY MATTER WHERE WE USE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE ONLY GOOD ON THE DATE WE MAKE THEM. WE UNDERTAKE NO OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS, OR ANY INFORMATION ASSOCIATED WITH THEM, IN THIS OR IN ANY FUTURE FILING, SCHEDULE, OR REPORT.

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                  SECTION 3 - SECURITIES AND TRADING MARKETS
                                  ITEM 3.03,
            MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS.

     For the period of this report, we did not modify the constituent instruments defining the rights of our stockholders.

                  Limitations on Our Available Working Capital.

     We are experiencing severe limitations on our available working capital and we cannot locate a suitable source either to invest in us or to loan us money under commercially reasonable terms. Independent of our capability to obtain certain, limited advances or loans from our Co-President, Randolph Hudson, from our Co-President, Michael Grande, or from other members of their respective direct families, we have been unable to secure independent sources of working capital or financing. We are obligated to notify the SEC, our stockholders, prospective investors, and the public of the limitations or restrictions related to our available or forecast working capital, particularly, when we are disclosing the type of information disclosed in
Section 7, Item 7.01 of this report.

     For approximately 30 months prior to the date of this report, the limitations on our available working capital have been limited due to a combination of the following principal factors: (1) the overall expense we were required to bear to administer our corporate affairs in the ordinary course, (2) the expense to respond to claim under a number of matters which have been and continue to be in litigation (including our pursuit in litigation to claims in actions to which we believe we are rightfully entitled, (3) difficulties related to the discontinuation of certain of our operations, namely those in Poinciana, Florida and in San Juan, Argentina, both of which were discontinued between one and one-half and two and one-half years prior to the date of this report because we were unable to obtain suitable and adequate capital or credit accommodations to conduct our then ongoing plan of operations and development, (4) our inability to qualify for suitable capital or credit facilities as the result of (a) our then failure to file our periodic and annual reports with the SEC in accordance with our obligations under Section 13(a) of the Securities Exchange Act of 1934 and
(b) by our inability to resume the quotation of our common stock on the Over-the-Counter Bulletin Board as the result of our reporting obligation delinquency, (5) the limitations on our capability to engage the needed number of qualified administrative, accounting, and legal personnel or retainers, and
(6) due to the overall downturn in the United States financial and credit markets as the direct result of the recession.

     We are in the process of completing a merger with a business combination-related shell company (which we previously disclosed in one or more filings pursuant to Rule 425), and, we continue to remedy certain internal operating deficiencies and prior administrative shortcomings by the election of new directors and by our appointment of new executive officers, as the result of the absence of any new, immediate, and adequate working capital or satisfactory credit accommodations to resolve our cash-flow difficulties, we must notify our stockholders that our Board of Directors does not intend to declare or pay a cash dividend in the near future. This is not to say that our Board of Directors will not declare a special dividend to the holders of a certain series of our common stock, however, following the closing of the merger, we will cease to exist and the proponent to the merger, Montana Acquisition Corporation and its Board of Directors will determine if and when a dividend, in cash or in stock, will be paid or declared. Of course, we cannot speak as to the acts or activities of Montana, its shareholders, officers, or directors.

     From approximately October 17, 2008 to-date, we have not sold directly sold any shares of our common voting equity or preferred debt securities to any person or entity, and, through the closing of the merger, which we expect to occur prior to December 31, 2010 (subject to the requisite approvals or consents of the SEC, FINRA, NASDAQ, and OTC Markets, we do not intend to sell any shares of our common or preferred stock to any person or entity.

     For us to continue as a going concern, we must be able to enter into and consummate the business combination transaction with Montana and Montana must accept the responsibility to discharge or otherwise agree to compromise or otherwise reorganize our debts and financial obligations, and, Montana must be willing to negotiate or otherwise compromise our pending litigation. Lest none of these events occur in a timely fashion, it is unlikely we will be able to continue as a going concern.

     In the interim, Messrs. Hudson and Grande have agreed to extend us a sum sufficient for us to perform our minimum corporate and administrative obligations, including all of the reports, schedules, and disclosures that we will be required to file with the SEC, and other bodies regulatory or government in order to consummate the merger. Such advances to us by Messrs. Hudson and Grande, respectively, will be non-interest bearing to us or to them and will be accounted for on our financial statements and books-of-account as loans from shareholders and/or officers and/or directors, depending on the method of accounting used by our accountants and that will be most practical and that will serve their mutual and respective interests.

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                          SECTION 7 - REGULATION FD
                                 ITEM 7.01,
       DISCLOSURE OF MATERIAL AND NON-PUBLIC INFORMATION TO THE PUBLIC.

     On December 7, 2010, we released material and non-public information to the public by way of publishing the information through a number of mediums and on other websites that are limited in providing information to our shareholders and the public-at-large.

     We released this information due to certain recent events about us, and, because there is not adequate current information about us on the SEC's, nor on any broadly accessible website or information medium, including our own.

     The information disseminated in the announcement, which is annexed as an exhibit to this report, was not made through another method (or combination of methods) of disclosure that is reasonably designed to provide broad, non-exclusionary distribution of this type of information to the public.

     The exhibit that is annexed to this report is deemed to be an intentional disclosure and was made by one of our "senior officials," as that term is defined in Regulation FD.

     The proposed shareholder and corporate actions described in the attached exhibit have not been approved or disapproved by the SEC. Further, the SEC did not pass upon the fairness or merits neither of the described proposed shareholder actions, nor upon the accuracy or adequacy of the information described in the exhibit. Any representation to the contrary is unlawful.

     Further information on this subject or the contents of the annexed may be obtained by writing to us at the address on the cover of this report.

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                SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
                                 ITEM 9.01,
                                  EXHIBITS

     We deem the information set forth in the annexed exhibit to be "filed," as that term is defined in Section 18 of the Securities Exchange Act of 1934.

                  EXHIBIT                     DESCRIPTION
                    NO.                        OF EXIBIT

                   99.1                 Information Release dated
                                            December 7, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      BY ORDER OF THE BOARD OF DIRECTORS:

                           DATED:  DECEMBER 7, 2010

                                        DISTRIBUTION MANAGEMENT SERVICES, INC.

                                        /s/ Randolph S. Hudson

                                        Randolph S. Hudson
                                        Acting Chairman of the Board
                                        Co-President
                                        Chief Executive Officer
                                        Acting Treasurer
                                        Acting Chief Financial Officer